UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     DECEMBER 31, 2007
                                                      --------------------------

                    BUILDING MATERIALS CORPORATION OF AMERICA
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        33-81808                                          22-3276290
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


           1361 ALPS ROAD
          WAYNE, NEW JERSEY                                      07470
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (973) 628-3000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ADDITIONAL REGISTRANTS


                                                                               Address, including zip
                                                                                code and telephone
                                  State or other         Registration         number, including area
                                 jurisdiction of          No./I.R.S.           code, of registrant's
 Exact name of registrant        incorporation or         Employer                  principal
as specified in its charter        organization       Identification No.         executive offices
---------------------------        ------------       ------------------         -----------------
Building Materials                   Delaware            333-69749-01/           1361 Alps Road
Manufacturing Corporation                                 22-3626208             Wayne, NJ 07470
                                                                                 (973) 628-3000

















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
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         (E) On December 31, 2007, Building Materials Corporation of America amended its 2001 Long-Term Incentive Plan (the "Plan") to extend the term of the Plan through December 31, 2009. The Plan was originally scheduled to terminate on December 31, 2005 and was then extended through December 31, 2007.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (D)      EXHIBITS

10.1 Second Amendment to the Building Materials Corporation of America 2001 Long-Term Incentive Plan.





















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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                  BUILDING MATERIALS CORPORATION OF AMERICA
                                  BUILDING MATERIALS MANUFACTURING CORPORATION

Dated: January 4, 2008            By: /s/ James T. Esposito
                                      -----------------------------------------
                                      Name: James T. Esposito
                                      Title: Vice President and Controller






















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
                                  EXHIBIT INDEX

EXHIBIT NO.           DESCRIPTION
-----------           -----------

  10.1 Second Amendment to the Building Materials Corporation of America 2001 Long-Term Incentive Plan.































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